EXHIBIT 10.2
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              MINIMUM BORROWING NOTE REGISTRATION RIGHTS AGREEMENT

          This Minimum Borrowing Note Registration Rights Agreement (this "Agreement") is made and entered into as of August 31, 2004, by and between DSL.net, Inc., a Delaware corporation (the "Company"), and Laurus Master Fund, Ltd. (the "Purchaser").

          This Agreement is made pursuant to the Security Agreement, dated as of the date hereof, by and between the Purchaser and the Company (the "Security Agreement"), and pursuant to the Minimum Borrowing Note and the Warrants referred to therein.

          The Company and the Purchaser hereby agree as follows:

     1. DEFINITIONS. Capitalized terms used and not otherwise defined herein that are defined in the Security Agreement shall have the meanings given such terms in the Security Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "COMMISSION" means the Securities and Exchange Commission.

          "COMMON STOCK" means shares of the Company's common stock, par value $0.005 per share.

          "EFFECTIVENESS DATE" means with respect to the Registration Statement required to be filed hereunder, the 90th day following the Closing Date if the Commission has no comments on such Registration Statement and the 120th day following the Closing Date if the Commission does provide written comments to such Registration Statement.

          "EFFECTIVENESS PERIOD" shall have the meaning set forth in Section
2(a).

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and any successor statute.

          "FILING DATE" means, with respect to (1) the Registration Statement which is required to be filed with respect to the Loans evidenced by a Minimum Borrowing Note made on the initial funding date, the date which is thirty (30) days after the Closing Date, and (2) with respect to shares of Common Stock issuable to the Holder as a result of adjustments to the Fixed Conversion Price made pursuant to, Section 3.5 of the Minimum Borrowing Notes, or Section 4 of the Warrant or otherwise, thirty (30) days after the occurrence such event or the date of the adjustment of the Fixed Conversion Price.

          "HOLDER" or "HOLDERS" means the Purchaser or any of its affiliates or transferees to the extent any of them hold Registrable Securities.

          "INDEMNIFIED PARTY" shall have the meaning set forth in Section 5(c).

          "INDEMNIFYING PARTY" shall have the meaning set forth in Section 5(c).
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          "MINIMUM BORROWING NOTE" has the meaning set forth in the Security
Agreement.

          "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          "PROSPECTUS" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "REGISTRABLE SECURITIES" means the shares of Common Stock issued upon the conversion of the each Minimum Borrowing Note and issuable upon exercise of the Warrants.

          "REGISTRATION STATEMENT" means each registration statement required to be filed hereunder, including the Prospectus therein, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "RULE 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "RULE 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, and any successor statute.

          "TRADING MARKET" means any Principal Market "WARRANTS" means the Common Stock purchase warrants issued pursuant to the Security Agreement.


     2.   REGISTRATION.

          (a) On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule
415. Each Registration Statement shall be on

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Form S-3 (except if the Company is not then eligible to register for resale the
Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith). The Company shall cause each Registration Statement to become effective and remain effective as provided herein. The Company shall use its reasonable commercial efforts to cause the first such Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the applicable Effectiveness Date. The Company shall use its reasonable commercial efforts to cause any subsequent such Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the applicable Effectiveness Date. The Company shall use its reasonable commercial efforts to keep each Registration Statement continuously effective under the Securities Act until the date which is the earlier date of when (i) all Registrable Securities covered by such Registration Statement have been sold or (ii) all Registrable Securities covered by such Registration Statement may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders or (iii) two years from the Closing Date (each, an "Effectiveness Period"). (b) If: (i) any Registration Statement is not filed on or prior to the applicable Filing Date for such Registration Statement;
(ii) a Registration Statement filed hereunder is not declared effective by the Commission by the date required hereby with respect to such Registration Statement; (iii) after a Registration Statement is filed with and declared effective by the Commission, such Registration Statement ceases to be effective (by suspension or otherwise) as to all Registrable Securities to which it is required to relate at any time prior to the expiration of the Effectiveness Period applicable to such Registration Statement (without being succeeded immediately by an additional Registration Statement filed and declared effective) for a period of time which shall exceed 45 days in the aggregate per year or more than 30 consecutive calendar days (defined as a period of 365 days commencing on the date such Registration Statement is declared effective); or
(iv) the Common Stock is not listed or quoted, or is suspended from trading on any Trading Market for a period of three (3) consecutive Trading Days (provided the Company shall not have been able to cure such trading suspension within 45 days of the notice thereof or list the Common Stock on another Trading Market); (any such failure or breach being referred to as an "Event," and for purposes of clause (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date which such 30 day or 20 consecutive day period (as the case may be) is exceeded, or for purposes of clause (iv) the date on which such three (3) Trading Day period is exceeded, being referred to as "Event Date"), then until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to one percent (1.0%) for each thirty (30) day period (prorated for partial periods) on a daily basis of the original principal amount of each applicable Minimum Borrowing Note. While such Event continues, such liquidated damages shall be paid not less often than each thirty (30) days. Any unpaid liquidated damages as of the date when an Event has been cured by the Company shall be paid within three (3) days following the date on which such Event has been cured by the Company. In no event shall the aggregate liquidated damages amount under each of clause (i), (ii) (iii), or (iv) exceed six percent (6.0%) of the original principal amount of the Minimum Borrowing Note.

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          (c)  Promptly following the Effectiveness Date, the Company shall cause its counsel issue an opinion to the Company's transfer agent in the form attached hereto as Exhibit A. Further, following the Effectiveness Date and upon a request from the Holder in connection with a sale by the Holder of Registrable Securities, the Company shall make reasonable efforts to cause its counsel to cooperate with the Holder to facilitate the preparation and delivery of a certificate or certificates representing the Registrable Securities to be delivered to a purchaser pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Securities Act and the Security Agreement, of all restrictive legends; provided that in connection with any such request, counsel to the Company may require the Holder to deliver to it a letter in the form attached hereto as Exhibit B.


     3. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions hereof to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities, respond as promptly as possible to any comments received from the Commission, and use its best efforts to cause such Registration Statement to become and remain effective for the Effectiveness Period with respect thereto, and promptly provide to the Purchaser copies of all filings and Commission letters of comment relating thereto;

          (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement and to keep such Registration Statement effective until the expiration of the Effectiveness Period applicable to such Registration Statement;

          (c) furnish to the Purchaser such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary Prospectus) as the Purchaser reasonably may request to facilitate the public sale or disposition of the Registrable Securities covered by such Registration Statement;

          (d) use its commercially reasonable efforts to register or qualify the Purchaser's Registrable Securities covered by such Registration Statement under the securities or "blue sky" laws of such jurisdictions within the United States as the Purchaser may reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

          (e) list the Registrable Securities covered by such Registration Statement with any securities exchange on which the Common Stock of the Company is then listed;

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          (f) immediately notify the Purchaser at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

          (g) make available for inspection by the Purchaser and any attorney, accountant or other agent retained by the Purchaser, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the attorney, accountant or agent of the Purchaser.

         In connection with the Company's obligations under this Agreement, each Holder shall furnish to the Company such information regarding such Holder and the distribution and/or sale proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any Registration Statement to be filed pursuant to this Agreement.


     4. REGISTRATION EXPENSES. All expenses relating to the Company's compliance with Sections 2 and 3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the NASD, transfer taxes, fees of transfer agents and registrars, fees of, and disbursements incurred by, one counsel for the Holders are called "Registration Expenses". All selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Holders beyond those included in Registration Expenses, are called "Selling Expenses." The Company shall only be responsible for Registration Expenses.


     5.   INDEMNIFICATION.

          (a) In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the Purchaser, and its officers, directors and each other person, if any, who controls the Purchaser within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Purchaser, or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Purchaser, and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action;

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provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of the Purchaser or any such person in writing specifically for use in any such document. For the purposes of this Section 5, losses claims, damages or liabilities shall not be deemed to include any consequential indirect, exemplary or special damages, whether or not such damages where reasonably foreseeable.

          (b) In the event of a registration of the Registrable Securities under the Securities Act pursuant to this Agreement, the Purchaser will indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact which was furnished in writing by the Purchaser to the Company expressly for use in (and such information is contained in) the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Purchaser will be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by or on behalf of the Purchaser specifically for use in any such document. Notwithstanding the provisions of this paragraph, the Purchaser shall not be required to indemnify any person or entity in excess of the amount of the aggregate net proceeds received by the Purchaser in respect of Registrable Securities in connection with any such registration under the Securities Act.

          (c) Promptly after receipt by a party entitled to claim indemnification hereunder (an "Indemnified Party") of notice of the commencement of any action, such Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against a party hereto obligated to indemnify such Indemnified Party (an "Indemnifying Party"), notify the Indemnifying Party in writing thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to such Indemnified Party other than under this Section 5(c) and shall only relieve it from any liability which it may have to such Indemnified Party under this

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Section 5(c) if and to the extent the Indemnifying Party is prejudiced by such omission. In case any such action shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 5(c) for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; if the Indemnified Party retains its own counsel, then the Indemnified Party shall pay all fees, costs and expenses of such counsel, provided, however, that, if the defendants in any such action include both the indemnified party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, the Indemnified Party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred.

          (d) In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either
(i) the Purchaser, or any officer, director or controlling person of the Purchaser, makes a claim for indemnification pursuant to this Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Purchaser or such officer, director or controlling person of the Purchaser in circumstances for which indemnification is provided under this
Section 5; then, and in each such case, the Company and the Purchaser will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Purchaser is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, provided, however, that, in any such case, (A) the Purchaser will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.


     6.   MISCELLANEOUS.

          (a) REMEDIES. In the event of a breach by the Company or by a Holder, of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

          (b) NO PIGGYBACK ON REGISTRATIONS. Except as set forth on Schedule 6(b) hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right for inclusion of shares in the Registration Statement to

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any of its security holders. Except as and to the extent specified in Schedule
6(b) hereto, the Company has not previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been fully satisfied.

          (c) COMPLIANCE. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to any Registration Statement.

          (d) DISCONTINUED DISPOSITION. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of a Discontinuation Event (as defined below), such Holder will forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. For purposes of this Section 7(d), a "Discontinuation Event" shall mean (i) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); (ii) any request by the Commission or any other Federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information; (iii) the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and/or (v) the occurrence of any event or passage of time that makes the financial statements included in such Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e) PIGGY-BACK REGISTRATIONS. If at any time during any Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities required to be covered during such Effectiveness Period and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities
Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or

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business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen (15) days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered, to the extent the Company may do so without violating registration rights of others which exist as of the date of this Agreement, subject to customary underwriter cutbacks applicable to all holders of registration rights and subject to obtaining any required the consent of any selling stockholder(s) to such inclusion under such registration statement.

          (f) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (g) NOTICES. Any notice or request hereunder may be given to the Company or the Purchaser at the respective addresses set forth below or as may hereafter be specified in a notice designated as a change of address under this
Section 7(g). Any notice or request hereunder shall be given by registered or certified mail, return receipt requested, hand delivery, overnight mail or telecopy (confirmed by mail). Notices and requests shall be, in the case of those by hand delivery, deemed to have been given when delivered to any party to whom it is addressed, in the case of those by mail or overnight mail, deemed to have been given three (3) business days after the date when deposited in the mail or with the overnight mail carrier, and, in the case of a telecopy, when confirmed. The address for such notices and communications shall be as follows:

          If to the Company:    DSL.Net, Inc.
                                545 Long Wharf Drive
                                New Haven, Connecticut  06511
                                Attention: Chief Financial Officer
                                Facsimile: (203) 624-3612

                                With a copy to:  Testa, Hurwitz & Thibeault, LLP
                                                 125 High Street
                                                 Boston, Massachusetts  02110
                                                 Attn: Mark H. Burnett
                                                 Facsimile: (617) 248-7100

          If to a Purchaser:    To the address set forth under
                                such Purchaser name on the
                                signature pages hereto.

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          If to any other Person who is then the registered Holder:

                                To the address of such Holder as
                                it appears in the stock transfer
                                books of the Company

or such other address as may be designated in writing hereafter in accordance with this Section 6(g) by such Person.

          (h) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of the Purchaser . The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Notes and the Security Agreement with the prior written consent of the Company, which consent shall not be unreasonably withheld.

          (i) EXECUTION AND COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

          (j) GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys fees and other

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costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

          (k) CUMULATIVE REMEDIES. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          (l) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (m) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.



[Balance of page intentionally left blank; signature page follows.]

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.



                                  DSL.NET, INC.


                                  By: /s/ Robert J. DeSantis
                                      ----------------------------

                                  Name: Robert J. DeSantis
                                        --------------------------

                                  Title: Chief Financial Officer
                                         -------------------------





                                  LAURUS MASTER FUND, LTD.


                                  By: /s/ David Grin
                                      ----------------------------

                                  Name: David Grin
                                        --------------------------

                                  Title: Director
                                         -------------------------




                                  Address for Notices:

                                  825 Third Avenue, 14th Floor
                                  New York, New York 10022
                                  Attention: David Grin
                                  Facsimile: 212-541-4434

FORM OF TH&T OPINION TO BE ATTACHED AS EXHIBIT A TO REGISTRATION RIGHTS
AGREEMENT:


                                     [DATE]


American Stock Transfer and Trust Company
6201 15th Avenue
Brooklyn, NY  11219


          Re:  DSL.net, Inc.
               -------------

Ladies and Gentlemen:

          We are counsel to DSL.net, Inc., a Delaware corporation (the "Company"). From time to time you will receive a notice (a "Selling Stockholder Notice") from certain stockholders of the Company (each a "Selling Stockholder") related to the sale of "restricted" shares (the "Restricted Securities") of the Company's common stock, par value $0.005 per share (the "Common Stock"), pursuant to a Registration Statement on Form S-3 (No. 333-________) (the "Registration Statement") under the Securities Act of 1933, as amended. The Selling Stockholder Notice will indicate that such Selling Stockholder has sold all or a portion of his or her Restricted Securities pursuant to the Registration Statement, as the same may have been amended. The Securities and Exchange Commission declared the Registration Statement effective on __________.

          In connection with each request by a Selling Stockholder to sell all or some of his or her Restricted Shares pursuant to the aforementioned Registration Statement, we will have received and relied upon all such documents as we have deemed appropriate for purposes of this opinion.

          Based upon the foregoing and subject to the receipt by you of a clearance memorandum in the form attached hereto as Exhibit A (the "Clearance Memorandum") signed by an attorney of this firm, we are of the opinion that it is appropriate for you, as transfer agent, upon presentation of a certificate or certificates for transfer of the Restricted Securities into the name or for the account of the purchaser, to issue a new certificate therefor to such purchaser and, if applicable, a certificate representing the balance of the Selling Stockholder's certificate, in each case with the restrictions and the restrictive legends, if any, set forth in such Clearance Memorandum.

                                            Very truly yours,


                                            TESTA, HURWITZ & THIBEAULT, LLP

                                    Exhibit A
                                    ---------

                              Clearance Memorandum

To:       American Stock Transfer and Trust Company

From:     Testa, Hurwitz & Thibeault, LLP

Date:

Re: Sale of Securities Pursuant to Registration Statement on Form S-3 (File No. 333-____); Legal Opinion of Testa, Hurwitz & Thibeault, LLP, dated [______]

Issuer:   DSL.net, Inc.

Transferor:  ____________________________

Certificate Number:  ____________________

Number of Shares Sold: ___________ Shares

Representation Letters Reviewed:

          Transferor Representation Letter(s): Date(s):_________________________

Restrictive Legend on New Certificates:

          Transferee Certificate: [_] None   [_] Present Restrictive Legend(s)
               [_] Other (Specify Below)

               Name of Transferee if restricted:  ______________________

          Balance Certificate to Transferor (if applicable): [_] None [_]Present Restrictive Legend(s)
               [_] Other (Specify Below)


          Responsible Attorney Signature:   ______________________________

                              Print Name:   ______________________________

FORM OF TRANSFEROR REP LETTER TO BE DELIVERED BY LAURUS (AND INCLUDED AS EXHIBIT B TO REGISTRATION RIGHTS AGREEMENT):

                              NOTIFICATION OF SALE

     The undersigned Stockholder sold to the public shares of DSL.net, Inc. registered under a certain Registration Statement on Form S-3, File No. 333-_____, as follows.

================================================================================
                              Name, Address,
                           Telephone Number and
Name, Address, Telephone    Facsimile Number of    Number of  Number of
  Number and Facsimile    Agent, Broker-Dealer or   Shares     Shares      Date
  Number of Stockholder         Underwriter          Owned      Sold     of Sale
================================================================================




Tel:           Tel:
Fax:           Fax:
================================================================================

Other Information:
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________




                                                   __________________________
                                                   Signature of Stockholder

                                                   __________________________
                                                   Print Name

                                                   __________________________
                                                   Date


         ALL NOTIFICATIONS OF SALE SHOULD BE FORWARDED BY FACSIMILE TO:

                         TESTA, HURWITZ & THIBEAULT, LLP
                                 125 HIGH STREET
                           BOSTON, MASSACHUSETTS 02110
                            ATTN: TIMOTHY C. BENNETT
                              PHONE: (617) 248-7000
                            FACSIMILE: (617) 248-7100

                        WITHIN 24 HOURS FOLLOWING A SALE
                        --------------------------------

                                                                    EXHIBIT 10.2
                                                                    ------------

Date:  ________________________


Testa, Hurwitz & Thibeault, LLP
125 High Street
Boston, MA  02110

          Re:  DSL.net, Inc. Registration Statement on Form S-3
               ------------------------------------------------

Dear Sir or Madam:

          The undersigned stockholder hereby requests that stock certificate(s) for a total of _____________________________ shares of Common Stock (the "Shares") of DSL.net, Inc. (the "Company"), which the undersigned owns, be issued in the name of ____________ _________________, without the restrictive legend presently on the certificate(s) held by the undersigned stockholder. The undersigned stockholder has been informed by you that a Registration Statement on Form S-3 (File No. 333-_____) (the "Registration Statement") covering resale of the Shares was declared effective by the Securities and Exchange Commission on _____________. The undersigned stockholder further represents to and agrees with you that:

          1. In connection with the sale by the undersigned stockholder of any of the Shares, the undersigned stockholder has delivered a copy of the Prospectus included in the Registration Statement to the purchaser directly or through the undersigned stockholder's broker-dealer in compliance with the timing requirements of the Securities Act of 1933 and the Securities Exchange Act of 1934.

          2. Any such sale has been made only in the manner described under "Plan of Distribution" in the Prospectus.

          3. The undersigned stockholder will only sell the Shares while the Registration Statement is effective, unless another exemption from registration is available.

          4. The undersigned stockholder has not and will not engage in any stabilizing or other transaction in violation of Regulation M and has not and will not trade on any undisclosed material information about the Company in violation of Rule 10b-5 under the Exchange Act. If the undersigned stockholder is subject to the Company's insider trading policy, the undersigned stockholder has and will continue to comply with the Company's insider trading policy and, to the extent applicable, blackout periods.

          5. The Company, its attorneys and its transfer agent may rely on this letter to the same extent as if it were addressed to them.

          The undersigned stockholder agrees that you may rely upon the foregoing statements. The undersigned stockholder agrees to notify you immediately of any development or occurrence that, to his, her or its knowledge, would render any of the foregoing representations and agreements inaccurate.

                                            Sincerely,

                                            By:  ___________________________

                                            Name:___________________________

                                            Title:__________________________